Fidelity D&D BANCORP, INC.

NASDAQ: FDBC

INVESTOR PRESENTATION

DECEMBER 7, 2022


Fidelity BANK

Forward-looking statements

Certain of the matters discussed in this presentation may constitute forward-looking statements for purposes of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, and as such may involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. The words "expect," "anticipate," "intend," "plan," "believe," "estimate," and similar expressions are intended to identify such forward-looking statements.

The Company's actual results may differ materially from the results anticipated in these forward-looking statements due to a variety of factors, including, without limitation:

- local, regional and national economic conditions and changes thereto;
- the short-term and long-term effects of inflation, and rising costs to the Company, its customers and on the economy;
- the effects of economic conditions particularly with regard to the negative impact of severe, wide-ranging and continuing disruptions caused by the spread of Coronavirus Disease 2019 (COVID-19) and any other pandemic, epidemic or other health-related crisis and responses thereto on current customers and the operations of the Company, specifically the effect of the economy on loan customers' ability to repay loans;
- securities markets and monetary fluctuations and volatility;
- the costs and effects of litigation and of unexpected or adverse outcomes in such litigation;
- the impact of new or changes in existing laws and regulations, including laws and regulations concerning taxes, banking, securities and insurance and their application with which the Company and its subsidiaries must comply;
- impacts of the capital and liquidity requirements of the Basel III standards and other regulatory pronouncements, regulations and rules;
- governmental monetary and fiscal policies, as well as legislative and regulatory changes;
- effects of short- and long-term federal budget and tax negotiations and their effect on economic and business conditions;
- the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Financial Accounting Standards Board and other accounting standard setters;
- the risks of changes and volatility of interest rates on the level and composition of deposits, loan demand, and the values of loan collateral, securities and interest rate protection agreements, as well as interest rate risks;
- the effects of competition from other commercial banks, thrifts, mortgage banking firms, consumer finance companies, credit unions, securities brokerage firms, insurance companies, money market and other mutual funds and other financial institutions operating in our market area and elsewhere, including institutions operating locally, regionally, nationally and internationally, together with such competitors offering banking products and services by mail, telephone, computer and the internet;
- technological changes;
- the interruption or breach in security of our information systems, continually evolving cybersecurity and other technological risks and attacks resulting in failures or disruptions in customer account management, general ledger processing and loan or deposit updates and potential impacts resulting therefrom including additional costs, reputational damage, regulatory penalties, and financial losses;
- acquisitions and integration of acquired businesses;
- the failure of assumptions underlying the establishment of reserves for loan losses and estimations of values of collateral and various financial assets and liabilities;
- acts of war or terrorism;
- disruption of credit and equity markets; and
- the risk that our analyses of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful.

The Company cautions readers not to place undue reliance on forward-looking statements, which reflect analyses only as of the date of this document. The Company has no obligation to update any forward-looking statements to reflect events or circumstances after the date of this document.

Readers should review the risk factors described in other documents that we file or furnish, from time to time, with the Securities and Exchange Commission, including Annual Reports to Shareholders, Annual Reports filed on Form 10-K, Quarterly Reports on Form 10-Q, and other current reports filed or furnished on Form 8-K.


Fidelity BANK

Who We Are

Vision Statement:

Fidelity bankers are passionate about success and committed to building strong relationships through exceptional client experiences. Fidelity Bank will be the best bank for our bankers to work, our clients to bank, our shareholders to invest, and for our community to prosper.

Fidelity D & D Bancorp, Inc. Overview

Company Overview	
Headquarters	Dunmore, PA
Ticker / Exchange	FDBC / NASDAQ
*Market Capitalization	$234M
*Outstanding Shares	5,694,103
Year Established	1902
Branches	21

Financial Overview			
Total Assets	$2,435,768	LTM ROAA	1.27%
Gross Loans	$1,524,735	LTM ROAE	16.38%
Total Deposits	$2,253,233	LTM NIM	3.27%
Loans / Deposits	67.65%	LTM Effic. Ratio	52.73%
TCE / TA	5.19%	NPAs / Assets	0.19%
RBC Ratio	14.34%	Reserves / NPAs	371.22%
Wealth Management AUM/A		$678 million / $678 million	

Note: All dollars in thousands unless otherwise noted
Source: FDBC 10-Q 9/30/2022, *10/31/2022



Meshoppen
Tunkhannock
Honesdale
Scenic and Recreational
State Game Lands Number 57
Lake Ariel
Hawley
Greentown
Milford
Wilkes-Barre
Tobyhanna
Mt Pocono
Delaware Water Gap National Recreation
Berwick
Lake Harmony
Tannersville
Stroudsburg
Jim Thorpe
Lehighton
Palmerton
Tamaqua
Washington
Pottsville
Schuylkill Haven
Easton
Clinton
Allentown
Hamburg
Kutztown
Flemington

RETAIL BANKING	COMMERCIAL	FEE BASED BUSINESS
• 21 branch locations, 27 owned/operated ATMs, and 30,000 ATMs through MoneyPass© • Online and Mobile Banking • Personal Lending • Indirect Auto Lending • Secured and Unsecured Consumer Loans	• C&I CRE Lending • SBA Lending • Cash Management • Card and Payment Services	• Retirement Planning • Wealth Management • Brokerage and Advisory Services • Trust & Fiduciary Services

Key Highlights

- High performing community-focused bank with a proven track record of strong organic growth in a low growth legacy market.
- Low-cost core deposits with strong market share in legacy market.
- Eight consecutive years of increased dividend payout. Estimated 2022 dividend payout ratio of 26%.
- Proven ability to successfully complete acquisitions and integrations.
- Conservative credit culture that has produced strong asset quality and a diversified portfolio.
- Well diversified fee income source, including mortgage banking, wealth management, and debit card interchange revenue.
- Commitment to success and commitment to building strong relationships through an extraordinary client experience.
- Multi-year commitment to technology to support the client-first and banker digital transformation.

Making our Move

2018

Forbes
Named one of the top 3 banks in PA for client experience, both in-branch and online.

2019



Branch expansion to Back Mountain. Currently $38 million in deposits.

Fidelity BANK Wealth Management
Wealth Management Division assumed JBT's $34 million in fiduciary assets.

Forbes
Named one of the top 3 banks in PA for client experience, both in-branch and online.

2020

$1 Billion
Attained total assets of $1 billion through organic growth.



Branch expansion to Mountain Top. Currently $18 million in deposits.

Fidelity BANK
Acquisition of
Merchants BANK

2021

Fidelity BANK
Acquisition of
LANDMARK Community Bank

$2.4 Billion
Attained total assets of $1,592.2 million through organic growth and $826.9 billion through inorganic growth.

2022



Future Corporate Headquarters Scranton Electric Building

Nasdaq
5 Year Anniversary

Deposit Market Share

Lackawanna, PA

Rank	Institution	Number of Offices	Deposits	Market Share
1	PNC Bank, National Association	7	$2,340,530	28.95%
2	The Fidelity Deposit & Discount Bar	10	$1,170,625	14.48%
3	People's Security Bank & Trust Con	9	$1,103,049	13.64%
4	FNCB Bank	6	$698,214	8.64%
5	Wells Fargo, National Association	5	$639,954	7.92%
6	NBT Bank, National Association	10	$620,344	7.76%
7	Community Bank, National Associati	9	$530,108	6.56%
8	First National Bank of Pennsylvania	4	$292,648	3.62%
9	Citizens Savings Bank	5	$270,169	3.34%
10	The Honesdale National Bank	3	$125,984	1.56%
Total for Institutions in the Market		**78**	**8,084,668**	
Out of 17 Institutions				

Luzerne, PA

Rank	Institution	Number of Offices	Deposits	Market Share
1	PNC Bank, National Association	12	$1,905,841	23.47%
2	Manufacturers and Traders Trust C	10	$1,375,066	16.93%
3	Wells Fargo, National Association	4	$677,846	8.35%
4	FNCB Bank	9	$641,391	7.90%
5	Community Bank, National Associati	9	$603,275	7.43%
6	The Fidelity Deposit & Discount Bar	7	$544,025	6.70%
7	Citizens Bank, National Association	7	$541,353	6.67%
8	The Luzerne Bank	8	$482,360	5.94%
9	Truist Bank	5	$361,187	4.45%
10	First Keystone Community Bank	8	$323,005	3.98%
Total for Institutions in the Market		**93**	**8,121,057**	
Out of 18 Institutions				

Northampton, PA

Rank	Institution	Number of Offices	Deposits	Market Share
1	Wells Fargo, National Association	10	$1,400,344	17.64%
2	Fulton Bank, National Association	10	$1,058,093	13.33%
3	Truist Bank	9	$1,017,287	12.82%
4	PNC Bank, National Association	10	$1,015,701	12.80%
5	Embassy Bank for the Lehigh Valley	4	$893,966	11.26%
6	Bank of America, National Association	3	$520,117	6.55%
7	The Fidelity Deposit & Discount Bank	7	$503,595	6.34%
8	TD Bank, National Association	4	$437,005	5.51%
9	First Northern Bank & Trust Company	4	$240,540	3.03%
10	Santander Bank, N. A.	2	$234,940	2.96%
Total for Institutions in the Market		**78**	**7,937,817**	
Out of 19 Institutions				

Source: FDIC as of 6/30/2022



Daniel J. Santaniello
President
Chief Executive Officer
Joined 2001



Salvatore R. DeFrancesco, Jr.
Executive Vice President
Chief Financial Officer
Joined 2003



Timothy P. O'Brien
Sr. Executive Vice President
Chief Business Development Officer
Joined 2008



Eugene J. Walsh
Executive Vice President
Chief Operating Officer
Joined 2014



Michael J. Pacyna, Jr.
Executive Vice President
Chief Lending Officer
Joined 2015

Your *Fidelity* BANK Team



Michelle J. Carr
Sr. Vice President
Retail Banking Director
Joined 2005



Mary T. McNichols
Sr. Vice President
Human Resources Director
Joined 2006



Noelle Krempasky
Vice President
Director of Marketing
Joined 2007



Theresa Hinton Esq., CTFA
Sr. Vice President
General Counsel
Joined 2015



Nicholas A. Parise
Sr. Vice President
Director of Wealth Management
Joined 2019

Investment Thesis

High Performing Community Bank

- Above peer group average total return to shareholders. Strong organic and inorganic growth since 2017:
  - Assets: 182%
  - Gross Loans: 135%
  - Deposits: 208%
  - Net Income (2022 YTD annualized): 250%

Well Diversified Balance Sheet

- Loans mix is 54.4% commercial and 45.6% retail.
- High quality investments portfolio accounts for 26% of total assets.

Low-Cost and Relationship Based Deposits

- 60% of total funds are interest bearing and non-interest bearing checking accounts (relationship based), producing below peer group cost of funds at 0.29%.

Disciplined and Strategic M&A

- Completed two strategic acquisitions in the last three years, out-of-market and in-market.

Diversified Fee Income Source

- Strong residential mortgage loan franchise.
- Expanding Wealth Management offering.
- Deposit fee income (debit card interchange).

Source: FDBC 10-K and 10-Q

Acquisition of MNB Corporation

- Extended Fidelity Bank franchise into Lehigh Valley markets with strong demographics and economic growth.
- Low risk, mature franchise with long-term relationships.
- Organization had excellent credit quality.
- Core EPS accretion of 17% in 2021.
- Was marginally accretive to tangible book value.
- Cost saves presented enhanced efficiency and profitability.
- Material revenue enhancement (Mortgage Lending, Wealth Management).

Lehigh Valley

$354 Million Total Loans

$509 Million Total Deposits

Represents 23% of the Bank's total loans and 23% of total deposits

Growth Since Acquisition May 1, 2020

44% Loan Growth

29% Growth in Deposits

$42.8 Million of Asset Under Management and Administration

Data as of 11/30/2022.

Lehigh Valley Expansion

Why Lehigh Valley?

- Large financial institutions dominate market share.
- Organic growth opportunity with 1,695 bank branches per household.
- Opportunity for community focused bank with a differentiated client experience (voted Best Bank in the Lehigh Valley by the readers of the Morning Call).
- Favorable employment rate.
- High number of businesses.
- Higher median household income.
- Benefits from migration from New York City and New Jersey.


Monroe
Warren (NJ)
Carbon
Northampton
Lehigh
Hunterdon (NJ)
Berks
Bucks
Montgomery

Acquisition of Landmark Bancorp, Inc.

- **Materially increased Fidelity Bank's market share in Luzerne County.**
- **Superior cost saves and rightsizing Landmark's profitability will drive attractive EPS accretion of 13.6% in 2022.**
- **Defended against a competitor entering Luzerne and Lackawanna Counties.**
- **Mature franchise with long-term relationships.**
- **Marginally dilutive to tangible book value with earn back less than 1 year.**
- **Opportunity for enhanced efficiency and profitability.**

Wealth Management

Through a client centric approach, Wealth Management non-interest income increased from $1.6 million in 2017 to $3.4 million as of September 30, 2022, or 15.76% CAGR.

Fidelity BANK WEALTH MANAGEMENT

Team Based Model

- Planning Focused
- Trust Planning and Administration
- Estate Planning
- Retirement Planning
- Investment Management
- Coordination with Other Professionals (attorney, CPA, etc.)

Fidelity Asset Management Services AT FIDELITY BANK

Single Advisor Model

- Financial Planning
- Individual Retirement Planning
- Investment Management
- Insurance Solution
- Annuity Solutions
- 401(K) plans

Strategy & Initiatives

Continue to execute on long-term organic strategy	**Continued organic growth in legacy and acquired markets through Fidelity Bank's relationship management strategy.**
Enhance revenue opportunities created by whole-bank acquisitions	**Continue to focus on integration of Fidelity Bank's culture and realize revenue enhancement opportunities created by whole-bank acquisition.**
Grow our Wealth Management Business	**Continued growth in Wealth Management and Brokerage Services. Engage in opportunistic acquisitions.**
Optimize Branch Network	**De novo branches in high growth and strategic markets. Consolidate existing branches in low growth market.**
Continue digital evolutions	**Continue to execute Digital Roadmap by investing in client first digital technology that enhance the client and Banker experience which creates operational efficiencies.**
Opportunistic acquisitions of whole-banks	**Continue to pursue acquisition opportunities that are cultural fits and enhance shareholder value.**

Paycheck Protection Program

- Originated over $236 million in 2,573 PPP loans, generating $10.3 million in gross fees including $1.3 million unearned.
  - First Round - $159 million in 1,051 loans ($5.6 million in fees earned)
  - Second Round - $77 million in 1,022 loans ($3.4 million earned, $1.3 million unearned)
- Helped local businesses keep over 36,000 workers employed
- Average loan size – $91,850

Earned
'Top Customer Ratings of Pandemic Performance'
March 2021 by
Banking Northeast


COMPANY INC.
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City Name, CA 90000
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Financial Performance & Highlights

	2018	2019	2020	2021	9/30/2022
Balance Sheet					
Total Assets	$981,102	$1,009,927	$1,699,510	$2,419,104	$2,435,768
Total Net Loans	$724,024	$745,306	$1,135,236	$1,449,231	$1,507,549
Total Deposits	$770,183	$835,737	$1,509,505	$2,169,865	$2,253,233
Total Equity	$93,557	$106,835	$166,670	$211,729	$146,487
Loans/Deposits (%)	94.53%	90.15%	74.17%	67.51%	66.91%
Profitability					
Net Income	$11,006	$11,576	$13,035	$24,008	$22,875
Core ROAA	1.19%	1.21%	1.03%	1.27%	1.27%
Core ROAE	12.32%	11.83%	10.73%	14.25%	17.01%
Net Interest Margin	3.59%	3.52%	3.30%	3.23%	3.32%
Efficiency Ratio	61.74%	61.81%	58.70%	56.31%	56.38%
Asset Quality					
NPAs/ Assets	0.64%	0.50%	0.39%	0.26%	0.19%
NPA Excl. Restructured/ Assets	0.46%	0.40%	0.24%	0.14%	0.13%
NPAs & 90+ PD/ Assets	0.64%	0.50%	0.39%	0.27%	0.20%
NCOs/ Avg. Loans	0.13%	0.15%	0.08%	0.04%	0.04%
Loan Loss Reserves/ Gross Loans	1.33%	1.29%	1.24%	1.07%	1.10%
Reserves/ NPAs	154.27%	193.62%	215.31%	245.27%	375.34%
Capital					
TCE Ratio	9.52%	10.56%	9.34%	7.93%	5.19%
Leverage Ratio	9.79%	10.39%	8.81%	7.94%	8.51%
CET1 Ratio	13.50%	14.51%	15.21%	13.40%	13.27%
Tier 1 Ratio	13.50%	14.51%	15.21%	13.40%	13.27%
Total Capital Ratio	14.75%	15.76%	16.46%	14.51%	14.34%

Note: All dollars in thousands unless otherwise noted
Source: FDBC 10-K and 10-Q

Balance Sheet Mix

Loan Portfolio


Commercial & Industrial
14.60%
Commercial R/E Owner
16.80%
Commercial R/E/
Non Owner
22.40%
Residential Mortgages
27.70%
Direct Consumer
7.20%
Indirect Auto
11.30%

- **Gross loans of $1.5 billion which includes $1.6 million of PPP loans**
- **4.32% loan yield year to date 9/30/2022**
- **53.8% of loans are C&I and CRE**

* Source FDBC 10-Q
As of 9/30/2022

- **Loans, excluding PPP, were up $196 million from Q3 2021 or 14%.**
- **Non-Owner Occupied CRE at 152% of Total Capital.**
- **Loan-to-Deposit Ratio of 66.9%.**
- **Consumer Loans includes auto, home equity lending and other.**
- **Average FICO in Home Equity portfolio of 745.**
- **Average FICO in Indirect Non-Recourse portfolio of 750.**
- **Average FICO in Residential Mortgage portfolio 744.**

Balance Sheet Mix

Deposit Base


MMDA
23.90%
Interest Bearing
Checking 32.40%
Savings
10.90%
CDs
5.40%
Non-interest Bearing
27.40%

- **Total Deposits of $2.2 billion**
- **59.8% of deposits are transaction accounts**

- **Cost of Total Deposits was 0.38% up 15 bps from prior quarter.**
- **Cost of Interest-Bearing Liabilities was 0.40% up 17 bps from prior quarter.**
- **Deposits increased $31.5 million or 2.7%.**
- **Noninterest Bearing Deposits were 27% of total deposits at Q3 2022.**
- **Loans-to-Deposit Ratio was 66.9%.**

* Source FDBC 10-Q
As Of 9/30/2022

Comparison To Q2 22 unless other wise noted.

Yield & Cost Trends

Yield on Investment Securities


3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.17%
3.18%
2.48%
2.40%
2.18%
2018
2019
2020
2021
9/30/2022

Yield on Loans


4.70%
4.60%
4.50%
4.40%
4.30%
4.20%
4.10%
4.41%
4.61%
4.27%
4.29%
4.32%
2018
2019
2020
2021
9/30/2022

Cost of Funds


1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.59%
0.87%
0.40%
0.19%
0.29%
2018
2019
2020
2021
9/30/2022

Net Interest Margin


3.70%
3.60%
3.50%
3.40%
3.30%
3.20%
3.10%
3.00%
3.59%
3.52%
3.30%
3.23%
3.32%
2018
2019
2020
2021
9/30/2022

* Source FDBC 10-K and 10-Q

Profitability Trends

Return on Average Assets



1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.20%
1.18%
0.87%
1.13%
1.27%
2018
2019
2020
2021
9/30/2022

Net Income



$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$11,006
$11,576
$13,035
$24,008
$22,875
2018
2019
2020
2021
9/30/2022

* Source FDBC 10-K and 10-Q; All dollars in thousands

Credit Quality Trends

Nonperforming Assets / Total Assets


0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
0.64%
0.50%
0.39%
0.27%
0.19%
2018
2019
2020
2021
9/30/2022

Allowance for Loan Losses / Gross Loans


1.50%
1.20%
0.90%
0.60%
0.30%
0.00%
1.34%
1.29%
1.27%
1.09%
1.10%
2018
2019
2020
2021
9/30/2022

Net Charge-Offs (Recoveries) / Average Loans


0.16%
0.12%
0.08%
0.04%
0.00%
0.13%
0.15%
0.08%
0.04%
0.04%
2018
2019
2020
2021
9/30/2022

* Source FDBC 10-K and 10-Q

Shareholder Value

Net Income & EPS



$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
$2.90
$3.03
$2.82
$4.48
$4.03
$11,006
$11,576
$13,035
$24,008
$22,875
2018
2019
2020
2021
9/30/2022
Net Income
EPS

Tangible Shareholders' Equity



$200,000
$150,000
$100,000
$50,000
$0
$93,348
$106,626
$157,883
$190,160
$125,223
2018
2019
2020
2021
9/30/2022

Tangible Book Value Per Share



$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
$10.00
$5.00
$0.00
$24.83
$28.20
$31.72
$33.68
$22.24
2018
2019
2020
2021
9/30/2022

Dividends



$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
$0.98
$1.06
$1.14
$1.23
$0.99
33.7%
34.9%
41.3%
27.5%
24.7%
2018
2019
2020
2021
9/30/2022

* Source FDBC 10-K and 10-Q; All dollars in thousands except per share values

Capital Strength



18%
16%
14%
12%
10%
8%
6%
4%
14.75%
15.76%
16.46%
14.51%
14.34%
13.50%
14.51%
15.21%
13.40%
13.27%
9.52%
10.56%
9.34%
7.93%
5.19%
2018
2019
2020
2021
YTD Q3 2022
Total Capital Ratio
Tier 1 Leverage Ratio
Tangible Equity/Tangible Assets

Net Interest Income & Net Interest Margin

Net Interest Income ($ in thousands) and Net Interest In Margin (%)



$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
3.70%
3.60%
3.50%
3.40%
3.30%
3.20%
3.10%
3.00%
$30,457
$31,715
$44,185
$61,829
$53,947
3.59%
3.52%
3.30%
3.23%
3.32%
2018
2019
2020
2021
9/30/2022
Net Interest Income
Net Interest Margin

Quarterly Highlights

- **Net Interest Margin decreased 2 bps to 3.32%, primarily due to the increase in cost of interest—bearing liabilities outpacing the increase in yield on interest earning asset.**
  - **Interest earning asset yields increased 10 bps.**
  - **The cost of interest-bearing liabilities increased 17 bps.**
- **Net interest income increased $0.4 million to $18.5 million for the 3Q 2022.**
- **PPP income decreased $0.4 million from 2Q 2022, and down $1.3 million from 3Q 2021.**

Net Interest Income and annualized Net Interest Margin are shown on a fully tax equivalent basis, which is a non-GAAP measure.

Comparison to Q2 2022 unless otherwise stated.

* Source FDBC 10-K and 10-Q;

Stock Market Performance



Market Performance- Last Five Years
240.0
200.0
160.0
120.0
80.0
40.0
0.0
-40.0
-80.0
91.78
72.20
22.01
01/01/2017
12/31/2017
12/31/2018
12/31/2019
12/31/2020
09/30/2022
FDBC
Russell 3000
S&P U.S. BMI Banks Index

Summary Market Profile

Ticker		FDBC
Exchange		NASDAQGM
Stock Price	$	40.35
Market Cap. ($M)	$	223
Dividend Yield		3.27%
Average Daily Volume (3 Months)		
Avg Daily Volume (Shares)		9,543
Avg Daily Volume ($000s)	$	386
52-Week High/Low		
52-Week High (12/27/2021)	$	59.65
52-Week Low (5/17/2022)	$	34.20
% Difference vs. 52-Week High		-32.36%
% Difference vs. 52-Week Low		17.99%
Valuation Ratios		
Price/ Tg. Book Value		123.9%
Price/ MRQ EPS		29.7x
Price/ LTM EPS		7.5x

Source: Company information and S&P Global Market Intelligence market data, as of 09/30/2022.

Digital Alignment and Culture Engagement

Senior Leadership

- Strong Senior Leadership to move forward.
- Drive digital culture internally & externally.
- Digital touchpoints from client to employees.
- Set priorities that align to strategy.

Empower Employees

- Empower employees to look at existing processes and remove friction.
- Encourage a climate of autonomy.

Inclusiveness

- Digital Culture change is all lines of business and operations striving to make the change.
- Identify manual processes and collaborate with IT to replace with robotic process automation (RPI) and artificial intelligence (AI).

Customer Centric

- Meet rising client expectations for intuitive, frictionless, and real time banking services.
- Empower the client to select their choice of multi-channel delivery options – branch, digital, chat, contact center.

Innovation

- Continue to build on the innovative digital transformations adopted during the COVID era.
- Examples include SimpleNexus, PPP, etc.

Governance

- Enhance governance to embrace the digital realities.
- Broaden the scope of the IT Steering Committee.

Digital Roadmap


2022
2023
2024
Digital Banking, Payments
Selection
Implementation
Home Lending
Byte Enhancement, SimpleNexus
Indirect Lending App
DILLS
Business Intelligence and Reporting
BIM to Business Analytics/CMO for Mktg
Online Interbank Transfer
TransferNow
Financial Crime Management Solution
Verafin
Human Resource Information System
Selection & Implementation
Online Account Opening
Terafina
Commercial Loan Origination
Selection
Implementation
Consumer Loan Application
Selection
Implementation

Digital Adoption Rates

14% increase in mobile dollars deposited

94% increase in Card Manager (formerly Card Valet) users

7% increase in Business Online Banking users

20% increase in Fidelity Bank Business App users

15% increase in online consumer loan applications

16% increase in online consumer loan closes

2% increase in deposit accounts opened online

183% increase in current deposit balance of accounts opened online

Comparison of October 2022 to October 2021.

Community Involvement & Accolades

- 12,757 hours donated by Bankers since 2018 to community organizations through the Volunteer Time Off program.
- $1.8 million given in philanthropic support to organizations, groups and schools throughout the community in 2021.
- Ranked one of the "Top 200 Community Banks" in the U.S. by American Banker nine times since 2014.
- Ranked #1 mortgage lender in Northeastern Pennsylvania for thirteen consecutive years.*

*based on HMDA data

Fidelity BANK


AMERICAN BANKER
2021
Top 200
Community
Banks


OUR INSTITUTION IS RATED 5-STARS BY BAUER
www.bauerfinancial.com

Received 35 Consecutive Quarters Since 2014


2022
READERS'
CHOICE
The Times-Tribune

"Best Mortgage Company"